EXHIBIT 77Q1(a)

MATERIAL AMENDMENTS TO REGISTRANT'S
CHARTER OR BYLAWS


The following documents are attached:


* Written Instrument Amending the Amended and Restated Agreement and Declaration of Trust to redesignate the names of the following Portfolios:

Old Name				New Name
Growth Portfolio			Small-Cap Equity Portfolio
International Portfolio			International Value Portfolio
Government Securities Portfolio		Inflation Managed Portfolio

* Written Instrument Amending the Amended and Restated Agreement and Declaration of Trust to redesignate the name of the REIT Portfolio to the Real Estate Portfolio.

WRITTEN INSTRUMENT AMENDING THE
	AMENDED AND RESTATED
	AGREEMENT AND DECLARATION OF TRUST
	OF PACIFIC SELECT FUND


RESOLVED, that the undersigned, being a majority of the Trustees of Pacific Select Fund, a Massachusetts business trust (the "Trust"), acting pursuant to Section 6.2 of the Amended and Restated Agreement and Declaration of Trust, dated October 28, 1999 and amended on April 28, 2000, August 14, 2000,
August 25, 2000 and December 27, 2000, October 8, 2001 and October 10, 2001 ("Declaration of Trust"), hereby amend the Declaration of Trust to redesignate the names of the following Portfolios:

Old Name				New Name
Growth Portfolio			Small-Cap Equity Portfolio
International Portfolio			International Value Portfolio
Government Securities Portfolio		Inflation Managed Portfolio


IN WITNESS WHEREOF, the undersigned have caused these presents to be executed as of the 28th day of November 2001.


 /s/ Thomas C. Sutton 				 /s/ Lucie H. Moore
Thomas C. Sutton  				Lucie H. Moore
Trustee						Trustee


 /s/ Richard L. Nelson				 /s/ Alan Richards
Richard L. Nelson				Alan Richards
Trustee						Trustee


 /s/ Lyman W. Porter
Lyman W. Porter
Trustee




	PRESIDENT'S CERTIFICATE


The undersigned, being the duly appointed, qualified and active President of Pacific Select Fund (the "Trust"), hereby certifies that Section 6.2 of the Trust's Amended and Restated Agreement and Declaration of Trust dated October 28, 1999 and amended on April 28, 2000, August 14, 2000,
August 25, 2000,December 27, 2000, October 8, 2001 and October 10, 2001
(the "Declaration of Trust") has been duly amended in accordance with the provisions of Section 11.4 of the Declaration of Trust.



Date: November 28, 2001		 /s/ Glenn S. Schafer
					Glenn S. Schafer
					President





WRITTEN INSTRUMENT AMENDING THE
	AMENDED AND RESTATED
	AGREEMENT AND DECLARATION OF TRUST
	OF PACIFIC SELECT FUND


RESOLVED, that the undersigned, being a majority of the Trustees of Pacific Select Fund, a Massachusetts business trust (the "Trust"), acting pursuant to Section 6.2 of the Amended and Restated Agreement and Declaration of Trust, dated October 28, 1999 and amended on April 28, 2000, August 14, 2000, August 25, 2000, December 27, 2000, October 8, 2001, October 10, 2001 and November 28, 2001 ("Declaration of Trust"), hereby amend the Declaration of Trust to redesignate the name of the REIT Portfolio as the Real Estate Portfolio.


IN WITNESS WHEREOF, the undersigned have caused these presents to be executed as of the 30th day of April 2002.


 /s/ Thomas C. Sutton				 /s/ Lucie H. Moore
Thomas C. Sutton  				Lucie H. Moore
Trustee						Trustee


 /s/ Richard L. Nelson				 /s/ Alan Richards
Richard L. Nelson				Alan Richards
Trustee						Trustee


 /s/ Lyman W. Porter
Lyman W. Porter
Trustee




	PRESIDENT'S CERTIFICATE


The undersigned, being the duly appointed, qualified and active President of Pacific Select Fund (the "Trust"), hereby certifies that Section 6.2 of the Trust's Amended and Restated Agreement and Declaration of Trust dated October 28, 1999 and amended on April 28, 2000, August 14, 2000, August 25, 2000, December 27, 2000, October 8, 2001, October 10, 2001 and
November 28, 2001 (the "Declaration of Trust") has been duly amended in accordance with the provisions of Section 11.4 of the Declaration of Trust.



Date: April 30, 2002			 /s/ Glenn S. Schafer
					Glenn S. Schafer
					President